EXHIBIT 10.13

[ZIM]









                          SMS GATEWAY SERVICE AGREEMENT


                                     BETWEEN


                                 SIT Consulting


                                       AND


                                 ZIM CORPORATION







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1.       AGREEMENT

THIS AGREEMENT is made on the 27th day of October  2004 by and between

(1) SIT Consulting, a company duly incorporated and existing under the laws of and having its registered office at ("SIT Consulting")

AND

(2) ZIM CORPORATION a company duly incorporated and existing under the laws of the Province of Ontario, Canada and having its registered office at 20 Colonnade, Suite 200 Ottawa, Ontario ("ZIM")

WHEREAS ZIM is providing SMS message delivery solution for the delivery of one-way and two-way SMS messages on behalf of SIT CONSULTING for a period of twelve months.

THEREFORE the parties hereto agree as follows:


2.       TARGET OF THE AGREEMENT

Under this agreement, ZIM will, on behalf of SIT CONSULTING, receive and provide the delivery of SMS messages sent to and from SIT CONSULTING Short Code to cellular telephones, which addresses and content of messages shall be provided by SIT CONSULTING to ZIM. This message receipt and delivery service shall be provided by ZIM to SIT CONSULTING under the terms of this agreement and according to the Price List and Terms of Payment and Delivery as outlined in Appendix A.


The target launch date for the services detailed in this Agreement is 11/01/2004.

The agreement will be in effect for twelve months after the target launch date of execution, and automatically renew for 12 month periods, unless either party indicates otherwise in writing at least 3 months prior to the current expiry date. The sharing of recurring revenue for existing customers under this agreement will continue under the scheme as long as the revenue continues and the supports for these customers will still be provided under the same conditions outlined in this agreement.


3.       ZIM'S OBLIGATIONS

     ZIM will provide the following to SIT CONSULTING under this agreement at the discretion of both SIT CONSULTING and ZIM.



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SET UP SERVICES TO INCLUDE:

o        Creation of a domain for SIT CONSULTING application on portal hardware

o Creation of SIT CONSULTING/ZIM database to accommodate SIT CONSULTING outgoing messages

o Define a set of database agents to handle SIT CONSULTING specific messaging requests

o Create URL to enable SIT CONSULTING to get their requests and call the database agents

DEVELOPMENT:

o Development of a ZIM program behind the URL for the receipt of SIT CONSULTING requests and:

         o        Verify the message recipient address number

         o        If the address/number exists:

                  |X|      sends the message and

                  |X| sends a success status message to the application that sent the request

         o        If the address/number doesn't exist

                  |X| sends a failure status message to the application that sent the request

         o Logs the request and the status (success - failure) in a database

o        Create log report

o        Quality Assurance testing of all development components



4.       SIT CONSULTING'S OBLIGATIONS

SIT CONSULTING acknowledges and understands that all messages delivered will be at the request of SIT CONSULTING. SIT CONSULTING will use its best efforts to ensure that messages are delivered only if requested by the end user through an opt-in method of SIT CONSULTING's choice. SIT CONSULTING will also ensure that the content provided to ZIM for SMS message delivery will be suitable and as requested by the end user. SIT CONSULTING will use their best efforts to not provide requests to ZIM for message delivery which would be considered SPAM or not requested by the end-user.

SIT CONSULTING will ensure that ZIM receives all necessary access to SIT CONSULTING systems and information in order to effectively implement the agreement as defined.


5.       GENERAL OBLIGATIONS

Both parties shall comply with all applicable laws and regulations including, without limitation, those relating to data protection and consumer protection. Each party hereby indemnifies the other from and against any claims, demands, losses, damages, liabilities, legal proceedings, judgments and awards, and reasonable costs and expenses (including reasonable legal fees and related costs and any tax obligations, and any consequential losses or lost profits) arising out of any breach of this agreement by that party.


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Both parties acknowledge and agree that each party or its group of companies and/or partners own the names, logos and trademarks and/or service marks related to ZIM and SIT CONSULTING services. The use of these names, logos and trademarks and/or service marks may only be used by the other party subject to the respective party's prior written approval, and such consent shall not be unreasonable withheld.

Both parties authorize each other to refer to this partnership agreement in their respective promotional programs as a business reference, without first obtaining permission from the other party, so long as this does not infringe on the rights or obligations of either party. All press release inclusions will require mutual consent of the parties.


6.       COMMERCIAL TERMS

Refer to Appendix A- Pricing & Terms of Payment


7.       TERRITORY

The territory of this Agreement shall be for Canada only. For the avoidance of doubt, other countries may be added to the territory following mutual agreement between the two Parties hereto.


8.       CONFIDENTIALITY

The Parties shall treat all material and information, including this Agreement, which is delivered by the other Party in order to perform its obligations under this agreement as confidential. The Parties shall not disclose such confidential information to a third party without a prior written consent of the other Party. This obligation shall survive the termination of this Agreement.


9.       LIABILITY FOR DAMAGES AND LIMITATION OF LIABILITY

THIS SERVICE AND ALL CONTENT ARE PROVIDED AND DISTRIBUTED ON AN "AS IS" BASIS WITHOUT WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF TITLE OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. YOU HEREBY ACKNOWLEDGE THAT USE OF THE SERVICE IS AT YOUR SOLE RISK. ZIM SHALL NOT BE LIABLE FOR ANY DELAYS, INACCURACIES, ERRORS OR OMISSIONS IN ANY CONTENT OR THE TRANSMISSION OR DELIVERY OF ALL OR ANY PART THEREOF, OR FOR ANY DAMAGES ARISING THEREFROM.

Neither party will be responsible for any direct or indirect, consequential, special, lost profits, or exemplary damages arising under this agreement. Neither party shall be liable to the other for any failure or delay resulting from any governmental action, fire, flood, earthquake, power failure, riot, explosion, labour or material shortage, and carrier interruption of any kind, work slowdown or any other condition beyond that party's control affecting its ability to perform its duties and obligations under this agreement.


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10.      INTELLECTUAL PROPERTY RIGHTS

Notwithstanding the foregoing, all trade and service marks, inventions, patents, copyrights, registered designs, design rights, and all other intellectual property rights as existing prior to this Agreement shall, be and remain in the ownership of the relevant Party. Except as expressly stated otherwise in this Agreement, nothing herein shall confer or be deemed to confer on either Party expressly, implied or otherwise, any rights or licenses in the intellectual property of the other.


11.      LAW AND JURISDICTION

This Agreement shall be governed by and construed in accordance with laws of the Province of Ontario. Arbitration shall be held in the English language.

Any dispute arising out of this Agreement shall in the first instance be resolved by negotiations between the Parties.


12.      TERMINATION

Each party shall have the right to terminate this Agreement with an immediate effect with a 30 day written notice to the other party.


13.      COUNTERPARTS, SIGNATURES

THIS AGREEMENT HAS BEEN EXECUTED IN TWO (2) IDENTICAL COUNTERPARTS, ONE (1) FOR EACH PARTY.




SIT CONSULTING  S.L.                 ZIM CORPORATION
(Client)

                                     /s/ Roberto Campagna
/s/ Enric Sole Roige
-----------------------------       ----------------------------
(Signature) (Signature)


ENRIC SOLE ROIGE                     ROBERTO CAMPAGNA
-----------------------------
Name (Print)


CEO - DIRECTOR                       VP, MOBILE SALES
-----------------------------
Title


October 28, 2004                    November 2, 2004
-----------------------------       ----------------------------
Date                                Date



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                   APPENDIX A - PRICING AND TERMS OF PAYMENT.



1. SET UP FEE: Waived for SIT Consulting

2. MONTHLY MAINTENANCE: Waived for SIT Consulting


3. COST PER MESSAGE (BULK SMS MESSAGING):

SIT CONSULTING will be charged the following special rates, on a per-message basis, for all SMS delivery to Spain, UK, Canada and USA:


--------------------------------------------------------------------------------

                  MESSAGE VOLUME                           PER MESSAGE COST
--------------------------------------------------------------------------------
                     0 to 500,000                               (euro)0.050
                  500,000 to 50,000                             (euro)0.047
                    750,000 to 1M+                              (euro)0.045
--------------------------------------------------------------------------------


SIT Consulting must prepay all SMS messages for the first three months of traffic generated with ZIM Corporation. Following that ZIM and SIT will agree to new credit terms that are satisfactory to both parties on a basis of 90 days after monthly period. Please make payments to:


HSBC PLC
Account Name:  ZIM Corporation
Account Number:  41492829
Sort Code:  40-03-16

ZIM will supply a monthly account statement reflecting all messages sent and received for each completed calendar month.

All pricing amounts are in Euro currency excluding any applicable taxes.


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                  APPENDIX B - SUPPORT AND CONTACT INFORMATION



CUSTOMER SUPPORT: +44 8701 262 122 X156
SUPPORT@ZIM.BIZ



SALES AND MARKETING: +44 8701 262 122 X184
ROBERTO CAMPAGNA, RCAMPAGNA@ZIM.BIZ
VP, MOBILE SALES